Exhibit 10.4

AMENDMENT TO EMPLOYMENT AGREEMENT BETWEEN

PACIFIC PREMIER BANCORP, INC. AND STEVEN GARDNER

THIS AMENDMENT TO EMPLOYMENT AGREEMENT (this “Amendment”) is made this        day of April, 2004, by and between PACIFIC PREMIER BANCORP, INC., a Delaware corporation (“Company”) and STEVEN GARDNER (“Executive”).

Company and Executive are parties to that certain Employment Agreement Between Pacific Premier Bancorp, Inc. and Steven Gardner dated January 5, 2004 (the “Agreement”);

Company and Executive desire to amend and modify the Agreement in order for Company to provide Executive with the use of a vehicle and to pay for all of Executive’s expenses relating to said vehicle.

It is to the mutual benefit of the parties hereto that the Company provide a vehicle for Executive’s use and pay for all of Executive’s expenses relating to said vehicle.

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Company and Executive hereby amend the Agreement as follows:

1.                                       A new Section 4.5 shall be added to the Agreement to read and provide as follows:

4.5                                 Transportation.  Company shall provide a vehicle for Executive’s use and shall pay for all of Executive’s expenses relating to said vehicle.  However, Executive shall reimburse Company for all personal use of said vehicle.

2.                                       This Amendment contains the entire understanding between the parties with respect to the matters contained herein.  No representations, warranties, covenants or agreements have been made concerning or affecting the subject matter of this agreement, except as are contained herein.

3.                                       Except as specifically modified by this Amendment, the Agreement shall remain unchanged and shall continue in full force and effect.

4.                                       This Amendment may not be modified except in writing signed by both parties.

[THIS SECTION INTENTIONALLY LEFT BLANK]

5.                                       Company hereby represents and warrants to Executive that this Amendment (and each term and provision hereof) has been duly and appropriately authorized by the Compensation Committee through proper written corporate action and approval, and no additional consent, agreement or approval is required with respect hereto.

IN WITNESS WHEREOF, Company and Executive have executed and delivered this Amendment to Employment Agreement as of the date and year first above written.

PACIFIC PREMIER BANCORP, INC.,
a Delaware corporation

Dated:	By:
Ronald G. Skipper
Chairman of the Board

EXECUTIVE

Dated:
STEVEN GARDNER